UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10531

Nicholas Family of Funds, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2005

Date of reporting period: 06/30/2005

Item 1. Report to Stockholders.

August 2005

Report to Fellow Shareholders:

The first half of 2005 was unremarkable in many respects with uncharacteristically low volatility and very marginal returns. For the first half of the year, the Fund posted a positive return while our benchmark, the S&P 500, showed a modest decline. For the trailing one-year period, the Fund posted a return of 8.37%, outperforming our benchmark by a respectable 205 basis points.

Returns for Nicholas Liberty Fund and the Standard & Poor’s 500 are provided in the chart below for the period ended June 30, 2005.

		Average Annual Total Return
	6 Month	1 Year	3 Year	Since Inception
Nicholas Liberty Fund (inception date 11/30/01)	0.25%	8.37%	15.47%	5.51%
Standard & Poor’s 500 Index	(0.81)%	6.32%	8.28%	3.01%
Ending value of $10,000 invested in Nicholas Liberty Fund (distributions reinvested)	$10,025	$10,837	$15,395	$12,116

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html. The fund imposes a .25% redemption fee on shares held less than 6 months.

Investment performance for the Fund reflects voluntary fee waivers in effect. In the absence of such waivers, total returns would be reduced. Nicholas Funds are net of expenses, the market indices are gross of fees. The ending value of $10,000 returns above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. These figures do not imply any future performance.

As the market declined through April of this year, we were able to put some of our existing cash to work. Technology stocks posted double-digit declines offering attractive entry points into several new positions. While several holdings were added, our technology positions are a little smaller than some of our other core holdings as they are somewhat more volatile and cyclical in nature. With these new positions we are nearing a market weight in a sector we have been underweight in since the Fund’s inception.

Offsetting our purchases in technology was some significant merger and acquisition activity as well as Dutch-tender offers to reacquire shares for cash. In 2005, we lost four of our holdings to acquisitions, two of which were for all cash with a third a substantial portion for cash. One of these takeovers was Renal Care Group, a position we held since the Fund’s inception and a long time favorite. While Renal Care stock appreciated over 16% the day the takeover was announced, it is always a little bittersweet to lose a great company we planned on owning for a long time. The other acquisition targets this year have been Accredo Health, Priority Healthcare, and UnitedGlobalCom. Also affecting our holdings have been Dutch-tender offers. Two of our holdings, Hewitt Associates and Emmis Communications announced offers to repurchase a portion of their shares for amounts above the going market price. Tender offers are often profitable short-term opportunities that we participate in but they create turnover and a need to find new investment opportunities. With Emmis over 80% of our position was repurchased at a significant premium to the pre-tender price. This prompted us to sell our remaining shares and add a new position in Salem Communications. Salem is another radio operator that we have followed for quite some time and hold in very high regard. The stock declined this year to levels not seen since early 2003 which gave us an attractive entry point to establish this new position. With Hewitt, we have kept our position and replaced some of the repurchased shares at lower prices.

Mergers and tenders typically help our performance but they also create turnover for the Fund. With this turnover comes taxable capital gains that are unavoidable. In general, we strive to minimize our taxable gains and our long-term philosophy plays very well in this effort but at times activity such as the aforementioned will create an increase in our realized capital gains. As such, we are expecting our taxable distribution to increase this year.

As of this writing, our estimated capital gains distribution would be approximately 9% of our net asset value (NAV). While this could change significantly by year-end when the distribution actually occurs, it is still reasonable to assume a distribution of some magnitude will occur. This distribution will be the first of any significance for the Fund. Since the Fund’s inception, we have only paid out 0.30% of the NAV in one prior distribution last year. Even with an approximate 9% distribution, we will have paid out less then one-half of the total appreciation over the life of the Fund.

Looking forward, we think it will be harder to find attractive investment opportunities after the significant gains of the last several years. In addition, with higher oil prices and interest rates on the rise, companies and the economy will have a tough time repeating recent performance. However, there is always the opportunity to find those few distinct quality holdings that comprise the core of our portfolio.

On a final note regarding performance, we are happy to report that Lipper, in their mutual fund ranking service, has ranked the Nicholas Liberty Fund’s total return in the top 4th percentile, #19 out of 538 funds in the multi-cap core category for the 3-year period ended June 30, 2005 and the 35th percentile, #259 out of 745 funds for the one-year period as of the same end date. In addition, we also have just recently received ratings from Morningstar for the first time with an Overall Morningstar RatingTM and a 3-year Morningstar RatingTM of 4-stars in the Mid-Cap Growth category which consisted of 646 funds as of July 31, 2005. (The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar rating metrics, based on risk adjusted performance.) While we spend more time focused on absolute returns and outperforming the S&P 500 than on category ranking services, the high rankings are never-the-less a nice bonus.

As always, we appreciate the trust you have placed in us. With patience, and a focus on the long term, we believe we should all be aptly rewarded.

Sincerely,

/s/ Mark J. Giese

Mark J. Giese

Portfolio Manager

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Copyright [2005] Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or loses arising from any use of this information.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights

For a share outstanding throughout each period

	For the six months ended June 30, 2005 (unaudited)	Year Ended December 31, 2004 2003 2002 2001(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.05	$10.90	$ 7.81	$ 9.99	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss	(.06)	(.06)	(.10)	(.06)	.00(2)
Net gain (loss) on securities (realized and unrealized)	.09	1.25	3.19	(2.12)	(.01)
Total from investment operations	.03	1.19	3.09	(2.18)	(.01)
LESS DISTRIBUTIONS
From net investment income	-	-	-	-	-
From net capital gain	-	(.04)	-	-	-
Total distributions	-	(.04)	-	-	-
NET ASSET VALUE, END OF PERIOD	$12.08	$12.05	$10.90	$ 7.81	$ 9.99

TOTAL RETURN	.25%(3)	10.88%	39.56%	(21.82)%	(.10)% (3)

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$7.9	$7.9	$5.9	$3.2	$3.7
Ratio of expenses to average net assets (4) (4)	2.05%(5)	1.72%	2.11%	1.68%	1.70%(5)
Ratio of net investment loss to average net assets (4)	(1.02)% (5)	(.65)%	(1.24)%	(.75)%	(.71)% (5)
Portfolio turnover rate	50.83%(5)	49.38%	89.33%	137.92%	25.08%(3)

Absent reimbursement of expenses by Adviser
Ratio of expenses to average net assets	3.35%(5)	2.58%	2.83%	2.38%	4.33%(5)
Ratio of net investment loss to average net assets	(2.32)% (5)	(1.52)%	(1.96)%	(1.45)%	(3.34)% (5)

(1) The Fund commenced operations on November 30, 2001.

(2) The amount rounds to $0.00. The actual amount is $(0.004).

(3) Not annualized.

(4) Net of reimbursement by Adviser.

(5) Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Portfolio Holdings

June 30, 2005 (unaudited)
Percentage
Name	of Net Assets
DaVita, Inc.	10.36%
EchoStar Communications Corporation	5.34%
Liberty Media Corporation – Class A	4.98%
Hiland Partners, LP	4.24%
Liberty Global, Inc. – Class A	3.56%
DIRECTV Group, Inc. (The)	2.99%
Radio One, Inc. – Class A	2.58%
IAC/InterActiveCorp.	2.56%
St. Paul Travelers Companies, Inc.	2.51%
Correctional Properties Trust	2.47%
Total of top ten	41.59%

Sector Diversification (As a Percentage of Portfolio)

June 30, 2005 (unaudited)

BAR CHART PLOT POINTS

Consumer Discretionary	28.83%
Short-Term Investments	20.04%
Health Care	16.76%
Information Technology	13.64%
Financials	10.36%
Energy	4.71%
Industrials	4.40%
Telecommunication Services	1.26%

Fund Expenses

For the six month period ended June 30, 2005 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/2004	Ending Account Value 06/30/2005	Expenses Paid During Period* 01/01/2005 – 06/30/2005
Actual	$1,000.00	$1,002.50	$10.18
Hypothetical	1,000.00	1,014.83	10.24
(5% return before expenses)

* Expenses are equal to the Fund's six-month annualized expense ratio of 2.05%, multiplied by the average account value over the period, multiplied by 181 then divided by 365 to reflect the one-half year period.

Schedule of Investments

June 30, 2005 (unaudited)
Shares or Principal Amount		Value

COMMON STOCKS – 80.36%
	Consumer Discretionary-Media – 23.12%
5,100	Clear Channel Communications, Inc.	$ 157,743
15,242	DIRECTV Group, Inc. (The) *	236,251
14,000	EchoStar Communications Corporation	422,100
1,011	Emmis Communications Corporation *	17,864
6,033	Liberty Global, Inc. – Class A *	281,560
38,633	Liberty Media Corporation – Class A *	393,670
16,000	Radio One, Inc. – Class A *	203,680
5,762	Salem Communications Corporation *	114,318
		1,827,186
	Consumer Discretionary-Retail – 5.84%
3,100	Family Dollar Stores, Inc.	80,910
8,400	IAC/InterActiveCorp. *	202,020
1,600	Kohl’s Corporation	89,456
6,300	Pier 1 Imports, Inc.	89,397
		461,783
	Energy – 4.74%
9,000	Exploration Company of Delaware (The) *	38,880
9,500	Hiland Partners, LP	335,350
		374,230
	Financials-Diversified – 1.59%
3,200	National Financial Partners Corporation	125,248

	Financials-Insurance – 6.35%
2,600	Assurant, Inc.	93,860
3,800	Nationwide Financial Services, Inc.	144,172
5,020	St. Paul Travelers Companies, Inc.	198,441
2,000	Willis Group Holdings Limited	65,440
		501,913
	Financials-Real Estate – 2.47%
6,900	Correctional Properties Trust	195,270

	Health Care-Equipment – 1.13%
3,300	Boston Scientific Corporation *	89,100

	Health Care-Pharmaceuticals & Biotechnology – 2.22%
2,600	Biovail Corporation *	40,352
4,900	Pfizer Inc.	135,142
		175,494
	Health Care-Services – 13.50%
18,000	DaVita, Inc. *	818,640
6,100	Priority Healthcare Corporation *	154,696
1,500	Universal Health Services, Inc. – Class B	93,270
		1,066,606
	Industrials-Commercial Services & Supplies – 4.42%
6,300	ARAMARK Corporation	166,320
7,400	Coinmach Service Corp. **	99,678
2,100	Manpower Inc.	83,538
		349,536

	The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2005 (unaudited)
Shares or Principal Amount		Value

COMMON STOCKS – 80.36% (continued)
	Information Technology-Hardware & Equipment – 5.19%
12,200	Avaya Inc. *	$ 101,504
3,600	Foundry Networks, Inc. *	31,068
3,000	QLogic Corporation *	92,610
3,400	Tektronix, Inc.	79,118
8,900	Vishay Intertechnology, Inc. *	105,643
		409,943
	Information Technology-Software & Services – 8.52%
9,900	Asia Satellite Telecommunications Holdings Limited	174,339
4,600	Ask Jeeves, Inc. *	138,874
2,800	Fiserv, Inc. *	120,260
3,195	Hewitt Associates, Inc. *	84,699
1,000	NAVTEQ Corporation *	37,180
8,850	TESSCO Technologies Incorporated *	117,971
		673,323
	Telecommunication Services – 1.27%
2,900	Verizon Communications Inc.	100,195

	TOTAL COMMON STOCKS (cost $5,310,581)	6,349,827

	SHORT-TERM INVESTMENTS – 20.13%
	Commercial Paper – 15.10%
$275,000	Kraft Foods Inc. 07/06/05, 3.09%	274,882
250,000	CVS Corporation 07/11/05, 3.35%	249,767
135,000	Prudential Funding, LLC 07/12/05, 3.07%	134,873
275,000	John Deere Capital Corporation 07/18/05, 3.26%	274,577
260,000	SBC Communications Inc. 07/19/05, 3.28%	259,574
		1,193,673
	Variable Rate Demand Notes – 5.03%
29,144	American Family Financial Services, Inc. 07/01/05, 2.95%	29,144
368,177	Wisconsin Corporate Central Credit Union 07/01/05, 3.00%	368,177
		397,321
	TOTAL SHORT-TERM INVESTMENTS (cost $1,590,994)	1,590,994

	TOTAL INVESTMENTS (cost $6,901,575) – 100.49%	7,940,821

	LIABILITIES, NET OF OTHER ASSETS – (0.49)%	(38,839)

	TOTAL NET ASSETS (basis of percentages disclosed above) – 100%	$7,901,982

* Non-income producing security.
** Income deposit securities consisting of common stock and 11.00% senior note due 2024.

	The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

June 30, 2005 (unaudited)
ASSETS
Investments in securities at value (cost $6,901,575)	$7,940,821
Receivables -
Investment securities sold	26,427
Dividend and interest	3,670
Total receivables	30,097
Other	3,856
Total assets	7,974,774

LIABILITIES
Payables -
Investment securities purchased	37,740
Due to adviser -
Management fee	21,386
Accounting and administrative fee	4,110
Other payables and accrued expense	9,556
Total liabilities	72,792
Total net assets	$7,901,982

NET ASSETS CONSIST OF
Paid in capital	$6,329,301
Net unrealized appreciation on investments	1,039,246
Accumulated undistributed net realized gain on investments	572,964
Accumulated net investment loss	(39,529)
Total net assets	$7,901,982

NET ASSET VALUE PER SHARE ($.001 par value, 100,000,000 shares authorized)
offering price and redemption price ($7,901,982 / 654,225 shares outstanding)	$12.08

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the six months ended June 30, 2005 (unaudited)
INCOME
Dividend	$ 21,486
Interest	18,065
Total income	39,551

EXPENSES
Management fee	71,267
Accounting and administrative fees	24,520
Audit and tax fees	11,650
Registration fees	6,509
Legal fees	5,808
Accounting system and pricing service fees	4,513
Directors’ fees	1,200
Other operating expenses	3,272
Total expenses before reimbursement	128,739
Reimbursement of expenses by adviser (Note 2)	(49,880)
Total expenses after reimbursement	78,859
Net investment loss	(39,308)

NET REALIZED GAIN ON INVESTMENTS	351,082

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS	(294,109)

Net realized and unrealized gain on investments	56,973

Net increase in net assets resulting from operations	$ 17,665

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For six months ended June 30, 2005 (unaudited) and the year ended December 31, 2004

	Six months Ended June 30, 2005	2004

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (39,308)	$ (42,895)
Net realized gain on investments	351,082	590,593
Change in net unrealized appreciation/depreciation on investments	(294,109)	223,257
Net increase in net assets resulting from operations	17,665	770,955

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments	-	(22,925)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued (19,355 and 117,781 shares, respectively)	229,507	1,292,069
Reinvestment of distributions ( 0 and 1,909 shares, respectively)	-	22,579
Cost of shares redeemed (18,331 and 8,213 shares, respectively)	(217,945)	(94,015)
Net increase in net assets derived from capital share transactions	11,562	1,220,633

Total increase in net assets	29,227	1,968,663

NET ASSETS
Beginning of period	7,872,755	5,904,092
End of period (including accumulated net investment loss of $(39,529) and $(221), respectively)	$7,901,982	$7,872,755

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

June 30, 2005 (unaudited)

(1) Summary of Significant Accounting Policies --

Nicholas Liberty Fund (the "Fund"), the only series of the Nicholas Family of Funds, Inc., is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. Investment transactions are recorded no later than the first business day after the trade date.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Generally, discounts and premiums on long-term security purchases, if any, are amortized over the lives of the respective securities using the effective yield method.

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Distributions from net investment income are generally declared and paid annually. Distributions from net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income. At June 30, 2005, no reclassifications were recorded.

The tax character of distributions paid during the six months ended June 30, 2005 and the year ended December 31, 2004 were as follows:

	06/30/2005	12/31/2004
Distributions paid from:
Long-term capital gain	$ -	$22,925

As of June 30, 2005, investment cost for federal tax purposes was $6,904,662 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,303,003
Unrealized depreciation	(266,844)
Net unrealized appreciation	1,036,159
Accumulated ordinary loss	(39,022)
Accumulated undistributed net realized capital gain	575,544
Paid in capital	6,329,301
Net assets	$7,901,982

Notes to Financial Statements (continued)

June 30, 2005 (unaudited)

The differences between book-basis and tax-basis unrealized appreciation (depreciation), accumulated ordinary loss and accumulated undistributed realized capital gain are attributable primarily to the tax deferral of losses from wash sales.

As of June 30, 2005, the Fund has no capital loss carryforward.

For the period ended June 30, 2005, the Fund realized no post-October losses for tax purposes.

As of June 30, 2005, the Fund had a tax deferral of wash loss sales of approximately $3,000

(f) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(2) Related Parties –

(a) Investment Adviser and Management Agreement --

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is accrued to the Adviser based on an annualized Base Fee of 1.50% of average net assets. For each month subsequent to the end of the first full twelve months of operations, the Base Fee of 1.50% of average net assets will be adjusted up or down by the Performance Fee calculated as 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, as measured for each month from the inception date of the Fund. Once the Fund has had five full years of continuous operations, as measured from the first full month of operations, the Performance Fee adjustment will be based on a five year monthly rolling average. The maximum Performance Fee adjustment up or down is 0.75%. The Adviser has voluntarily agreed to reimburse the Fund for all non-management fee expenses in excess of 0.20% of average net assets. Under this agreement the Adviser waived $49,880 of management fees during the period ended June 30, 2005. The management fee absent reimbursement and including reimbursement of expenses as a percentage of the Fund's average net assets for the period ending June 30, 2005, was 3.33% and 2.04%, respectively. Also, the Adviser may be paid for accounting and administration services rendered by its personnel. The Fund incurred expenses of $24,520 for accounting and administrative services during the period ended June 30, 2005.

(b) Independent Counsel—

A director of the Adviser is affiliated with the law firm that provides services to the Fund. The Fund incurred expenses of $3,612 for the period ended June 30, 2005 for services rendered by the law firm.

(3) Investment Transactions --

For the period ended June 30, 2005, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $1,779,891 and $1,642,865, respectively.

Historical Record (unaudited)
		Net Investment		Dollar	Growth of
	Net	Income	Capital Gain	Weighted	an Initial
	Asset Value	Distributions	Distributions	Price/Earnings	$10,000
	Per Share	Per Share	Per Share	Ratio **	Investment
November 30, 2001 *	$10.00	$ -	$ -	-	$10,000
December 31, 2001	9.99	-	-	19.8 times	9,990
December 31, 2002	7.81	-	-	12.4	7,810
December 31, 2003	10.90	-	-	16.6	10,900
December 31, 2004	12.05	-	$0.0351	19.9	12,086
June 30, 2005	12.08	-	-	22.8	12,116

* Date of Initial Public Offering.

** Based on latest 12 months accomplished earnings.

Information on Proxy Voting (unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-227-5987 (toll-free) or 414-272-6133. It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website, www.sec.gov.

Quarterly Portfolio Schedule (unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NICHOLAS LIBERTY FUND

Semiannual Report

June 30, 2005

Directors and Officers

DAVID O. NICHOLAS

President and Director

TIMOTHY P. REILAND

Director

JAY H. ROBERTSON

Director

JEFFREY T. MAY

Senior Vice President, Secretary, Treasurer and Chief Compliance Officer

MARK J. GIESE

Senior Vice President

Investment Adviser

NICHOLAS COMPANY, INC.

700 North Water Street

Milwaukee, Wisconsin

www.nicholasfunds.com

414-276-0535 or 800-544-6547

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Custodian

U.S. BANK N.A.

Cincinnati, Ohio

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

Counsel

MICHAEL BEST & FRIEDRICH LLP

Milwaukee, Wisconsin

__________________________________________________________

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Family of Funds, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 08/31/2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 08/31/2005

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 08/31/2005